UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 8, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On January 8, 2001, Peoples Energy Corporation (the "Company") will commence presentations solely to prospective note purchasers in connection with the private offering and issuance by the Company of $300,000,000 principal amount of senior unsecured notes. In such presentations, the Company will discuss fiscal year 2000 results, the current status of various aspects of the Company's business, management's outlook and strategy and certain financial projections for fiscal year 2001. The Company is filing this Form 8-K to comply with Regulation FD. Exhibit 99 contains the forward-looking information that will be disclosed at these presentations.

Exhibit 99 contains statements that may be considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's expectations of future earnings, the effect of weather on earnings, cash position, source of funds, coverage ratios, market risk, and the completion of various facilities under development. These statements speak of the Company's plans, goals, beliefs, or expectations, refer to estimates or use similar terms. Actual results could differ materially, because the realization of those results is subject to many uncertainties including:

  The future health of the U.S. and Illinois economies;
  The timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on accounts receivable and the provision for uncollectible accounts, and interest rates;
  Litigation concerning North Shore Gas' liability for CERCLA response costs relating to a former mineral processing site in Denver, Colorado;
  Developments regarding Peoples Gas' and North Shore Gas' mercury investigation and remediation program;
  Regulatory developments in the U.S., or in Illinois and other states where the Company does business;
  Changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors;
  The Company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time: and
  The weather.

Some of these uncertainties that may affect future results are discussed in more detail under the captions "Competition," "Sales and Rates," "State Legislation and Regulation," "Federal Legislation and Regulation," "Environmental Matters," and "Current Gas Supply" in "Item 1 - Business" of the Company's Annual Report on Form 10-K. All forward-looking statements included in this Form 8-K are based upon information presently available, and the Company assumes no obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description
99	Forward-looking information to be disclosed to prospective note purchasers at presentations commencing January 8, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

January 8, 2001	By: /s/ J. M. LUEBBERS
(Date)	J. M. Luebbers
Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit
Number	Description
99	Forward-looking information to be disclosed to prospective note purchasers at presentations commencing January 8, 2001.

EXHIBIT 99